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                         TRAVELERS UNIVERSAL ANNUITY


          Supplement dated August 13, 1997 to May 1, 1997 Prospectus



The fundamental investment policies of the Travelers Quality Bond Account for Variable Annuities have been amended to include the following:

The fundamental investment policies of Account QB permit it to:

        7.  invest up to 5% of its assets in illiquid securities.
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          THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES


          Supplement dated August 13, 1997 to May 1, 1997 Prospectus


     The Travelers Growth and Income Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities;
     Group and Individual Variable Annuity Contracts




The fundamental investment policies of The Travelers Quality Bond Account for Variable Annuities have been amended to include the following:

The fundamental investment policies of Account QB permit it to:

        7.  invest up to 5% of its assets in illiquid securities.